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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
July 8, 2025
Date of Report (Date of earliest event reported)
TELOS CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-08443	52-0880974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19886 Ashburn Road,
Ashburn, Virginia	20147-2358
(Address of principal executive offices)	(Zip Code)

(703) 724-3800
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name, former address, and former fiscal year, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, $0.001 par value per share	TLS	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

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Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 30, 2025, Mr. Donald Joseph (DJ) Terreri, age 43, joined Telos Corporation (“Company”) as controller and chief accounting officer, reporting directly to Mr. Mark Bendza, Executive Vice President, Chief Financial Officer. On July 8, 2025, the Board of Directors appointed him as the principal accounting officer of the Company. Mr. Terreri receives an annual salary of $285,000 and standard company benefits, and is eligible to participate in the annual bonus program and the equity compensation plan.
Mr. Terreri previously worked as Regional Finance Director for CBRE Government and Defense Business, from July 2024 until June 2025, after it acquired J&J Worldwide Services (“J&J Worldwide”), a portfolio company of Arlington Capital Partners. Mr. Terreri was the Corporate Controller at J&J Worldwide from October 2022 until the acquisition in July 2024. From February 2019 through October 2022, Mr. Terreri worked for ICF International (NASDAQ:ICFI) as Assistant Controller (February 2019 – September 2020) and then VP, Corporate Controller, Principal Accounting Officer (October 2020 – October 2022). From February 2018 to February 2019, Mr. Terreri worked for Privia Health as Controller. From December 2011 to February 2018, Mr. Terreri held various positions at Discovery Communications: Director, Corporate and Treasury Accounting (July 2015 – February 2018); Senior Manager, Corporate Accounting (October 2013 – July 2015); and Manager, Corporate Accounting (December 2011 – October 2013). In addition, Mr. Terreri has over five years of public accounting experience. Mr. Terreri received his B.S. in Accounting & Information Systems from Virginia Tech in Blacksburg, Virginia. In addition, Mr. Terreri is a Certified Public Accountant in Virginia.

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S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELOS CORPORATION

By:	/s/ E. Hutchinson Robbins, Jr.
E. Hutchinson Robbins, Jr.
Executive Vice President, General Counsel
Date: July 9, 2025
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